Heritage Financial Corporation

Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

Brian L. Vance, President and CEO Jeffrey J. Deuel, Executive Vice President Donald J. Hinson, Executive Vice President and CFO Exhibit 99.1 Q1 2013 Investor Presentation

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The credit and concentration risks of lending activities;
Changes in general economic conditions, either nationally or in our market areas;
Competitive market pricing factors and interest rate risks;
Market interest rate volatility;
Balance sheet (for example, loans) concentrations;
Fluctuations in demand for loans and other financial services in our market areas;
Changes in legislative or regulatory requirements or the results of regulatory examinations;
The ability to recruit and retain key management and staff ;
Risks associated with our ability to implement our expansion strategy and merger integration;
Stability of funding sources and continued availability of borrowings;
Adverse changes in the securities markets;
The inability of key third-party providers to perform their obligations to us;
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange
Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the
Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2013 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.
Forward Looking Statement

Overview • Company Information • Financial Performance • Strategic Initiatives 3

Company Information 4

HERITAGE FINANCIAL CORPORATION

HERITAGEBANK
the quality bank

CVB Central Valley Bank
"Large enough to serve. Small enough to care."

Bellingham
Victoria
Mount Vernon
Port Angeles
Everett
La Push
Gold Bar
Index
WENATCHEE NATL. FOR.
Azwell
OLYMPIC NATL. PARK
Kalaloch
Seattle
Port Orchard
Wenatchee
Quinault Ind. Res.
18
Shelton
Tacoma
WASHINGTON
Olympia
Ellensburg
Montesano
MOUNT RAINIER NATL. PARK
82
Yakima
GIFFORD PINCHOT NATL. FOR.
Yakama Ind. Res.
Trout Lake
Cannon Beach
St. Helens
Alderdale
Arch Cape
Hood River
The Dalles
Hillsboro
Portland
Tillamook
Oregon City
OREGON

Our Market Area 5 Total assets: $1.17 billion Branches: 27 Total assets: $170.1 million Branches: 6 Financial Data as of December 31, 2012 Auburn Branch added January 9, 2013

Award Recognition
Top Places to Work
Washington Best Workplaces
The 100 Best Companies to Work For
•
•
•
Large Company & Equity Award
Puget Sound Business Journal – Gold Award 2011, Bronze Award 2010 and
Silver Award 2009
The Seattle Business Magazine– 2nd Midsized Companies for 2010
Business Examiner – 2012 - Large Company & Appreciation Awards and 2009

7 Financial Performance

8 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $- 2008 2009 2010 2011 2012 98% 96% 94% 92% 90% 88% 86% 84% 82% 80% Loans Deposits Total Assets % Loans to Deposits Balance Sheet

Total Loan Portfolio

Financial data as of  December 31, 2012
CRE Owner
Occupied
23%
Consumer
4%
Residential
Real Estate
5%
Commercial
Construction
5%
Residential
Construction
3%
Commercial &
Industrial
32%
CRE Non-Owner
Occupied
28%

Loan Trends

2009 2010 2011 2012 CAGR
Originated
Loans
$746.1 $720.0 $815.6 $855.4 4.7%
Purchased
Covered Loans
- $128.7 $105.4 $84.0 n/a
Purchased
Non-Covered
Loans
- $131.0 $83.5 $59.0 n/a
Total $746.1 $979.8 $1,004.5 $998.4 11.1%
Dollars in millions
Net Loan Balance

Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

Credit Quality

* HFWA ratios relate to originated loan portfolios only. Regional Peer data not available for Q4’12
Regional Peer Group (12): Ticker Symbols – BANR, CACB, COLB, FFNW, HOME, NRIM, PCBK, PRWT, RVSB, TSBK, WBCO, WCBO
Source:  SNL Financial
9%
6%
3%
0%
160%
120%
40%
0%
HFWA Regional Peers
HFWA
Regional Peers
NPAs/Assets (%) Reserves/NPLs (%)
80%

Deposit Base

Financial data as of and for the quarter ending December 31, 2012.
Non-Interest
Demand
22%
CDs
26%
Savings
11%
Money Market
14%
Interest
Checking
(NOW)
27%
Total Deposits
Non-Maturity Deposits / Total Deposits
$1.1 billion
74.2%
Cost of Deposits
Cost of Interest Bearing Deposits
0.34%
0.44%

Core Deposit Growth

10%
15%
20%
25%
$-
$200
$400
$600
$800
$1,000
$1,200
2008 2009 2010 2011 2012
Non- Interest Demand Deposits
NOW/Savings/MMA
Certificates of Deposit
% of Non- Interest Demand Deposits to Total Deposits

Equity Growth 14 Total Equity Tangible Common Equity/Tangible Assets $220 $200 $180 $160 $140 $120 $100 $80 $60 $40 $20 $- $113.1 $158.5 $202.3 $202.5 $198.9 15% 10% 5% 2008 2009 2010 2011 2012

Annual Net Income Quarterly Net Income

* Includes after-tax gain of $7.7 million for FDIC-assisted bank acquisitions.
Earnings
Net Income Net Interest Margin
$6.4
$0.6
$13.4
$6.5
$13.3
$10
$8
$6
$4
$2
$-
$12
$14
$16
2008
2009
2010* 2011 2012
3%
4%
5%
6%
$3
$2
$1
$-
$4
$5
Q4’11
Q1’12 Q2’12 Q3’12 Q4’12
$2.2
$4.2
$3.2
$2.9
$3.0

Annual Earnings/(Loss) Per Share Quarterly Earnings Per Share

* Includes $0.69 earnings per share related to the after-tax gain on FDIC-assisted acquisitions.
$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
-$0.10
2008 2009 2010*
2011 2012
($0.09)
$0.93
$1.05
$0.42
$0.87
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.14
$0.27
$0.21
$0.19 $0.20
Q4'11 Q1'12 Q2'12 Q3'12 Q4'12
Diluted Earnings Per Share

Year Ended
12/31/2011 12/31/2012
NIM
Loan
Yields
NIM
Loan
Yields
Reported 5.41% 7.14% 5.17% 6.58%
Effects of incremental
accretion income over  the
stated note rate
0.62% 0.79% 0.50% 0.63%
Before effects of incremental
accretion
4.79% 6.35% 4.67% 5.95%
Net Interest Margin

Net Interest Margin
Annual NIM
Quarterly NIM

Adjusted Net Interest Margin removes the effects of “incremental accretion income” from net interest income in the net interest margin calculation. “Incremental accretion income” represents the amount of income recorded on the acquired loans above the contractual stated interest rate of the individual loan notes. This income stems from the discount established at the time these loan portfolios were acquired and modified as a result of quarterly cash flow re-estimations.
6.0%
5.5%
5.0%
4.5%
4.0%
2008
2009 2010 2011
2012
Net
Interest
Margin
Adjusted
Net
Interest
Margin
6.0%
5.5%
5.0%
4.5%
4.0%
Net
Interest
Margin
Adjusted
Net
Interest
Margin

Operating Expenses 19 Salaries & Benefits Occupancy Other Efficiency Ratio $16 $14 $12 $10 $8 $6 $4 $2 $- 75% 70% 65% 60% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2011 2011 2011 2011 2012 2012 2012 2012

Strategic Initiatives 20

2013 Strategic Initiatives
Loan Growth
2012 originated loan growth 4.4%
Deposit Growth
Manage to maintain loan to deposit ratio < 90%
Lender Recruitment
Manage to optimize assets per lender
Wealth Management
Continue growth focus on Trust, Brokerage, Advisory
Management Services; Grow AUM

2013 Strategic Initiatives
Branching
De Novo branch- East Vancouver, WA
Acquired branch – Auburn, WA
Re-located branches – Tumwater and Kent, WA
Acquisitions
Northwest Commercial in Tacoma, WA - merger
completed January 2013
Continue to aggressively seek acquisitions in our
current geographic footprint

Strategic Efficiency Initiatives 23 Emphasis on improving: Assets per employee (ApE) Deposits per branch (DpB) Loan commitments per lender Efficiency Ratio

Cash Dividends
Continued focus on
Regular dividends in the 35% to 40% payout range
Special dividend as appropriate but dependent on acquisition activities
Stock buybacks on an opportunistic basis

2011 2012 2013
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
Quarterly
Dividend
$0.03 $0.05 $0.05 $0.06 $0.08 $0.08 $0.08 $0.08
Special
Dividend
- - $0.25 - $0.20 - $0.30
Strategic Capital Management

Total Capital Returned* Since Q1 2011 (% of Tg. Common Equity in Q1 2011)
Source: SNL Financial, as of 12/31/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has returned
more capital to
shareholders than
most peers since Q1
2011 based on
beginning balance of
tangible common
equity
14.0%
5.1%
8.2%
12.7%
7.3%
9.7%
8.1%
9.4%
6.9%
9.9%
6.6%
12.1%
8.2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median
Capital Return

Capital Return

Source: SNL Financial, as of 12/31/2012 unless noted otherwise
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has
returned more
capital to
shareholders
than
accumulated net
income since Q1
2011
Total Capital Returned* / Net Income (Since Q1 2011)
138.7%
22.1%
54.7%
52.6%
39.0%
80.0%
74.4%
40.9%
37.0%
59.2%
34.9%
81.8%
52.6%
0%
20%
40%
60%
80%
100%
120%
140%
160%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median

31.7%
68.3%
100.0%
100.0%
16.7%
83.3%
99.0%
100.0%
41.3%
58.7%
93.3%
21.7%
78.3%
38.1%
61.9%
100.0%
70.9%
29.1%
93.3%

Capital Return

Source: SNL Financial, as of 12/31/2012
*Total capital returned includes all cash dividends and stock buybacks since Q1 2011
HFWA has returned capital through both dividends and stock buybacks
68.3% through dividends and 31.7% through buybacks
vs. peer median 93.3% through dividends and 6.7% through buybacks
More advantageous for shareholders from a tax perspective for stock buybacks vs. dividends
None of the selected companies had a buyback program in place without a dividend program as well
Mix of Capital Returned* (Since Q1 2011)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
HFWA BMRC COLB CVBF FIBK GBCI PCBK PACW TCBK UMPQ WBCO WAFD Median
Buyback
Dividends

Conclusion 28

Investment Value
•
Strong financial performance trends
•
Well-positioned to take advantage of the right
opportunities
•
Continuing focus on building long-term
franchise value
•
Disciplined approach to acquisitions
•
Experienced management team supported by
a strong Board of Directors

Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

Thank You Questions? Heritage Financial Corporation